CONSOLIDATED BALANCE SHEETS (Parenthetical) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY	Dec. 31, 2011 CNY
Allowance for doubtful accounts receivable		3,260	2,022
Par value per common share	$ 0.0001
Common shares, shares authorized	500,000,000	500,000,000	500,000,000
Common shares, shares issued	57,786,679	57,786,679	56,981,341
Common shares, shares outstanding	57,786,679	57,786,679	56,981,341